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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005

                                 J.W. Mays, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

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
          New York                          1-3647                           11-1059070
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(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
        of incorporation)
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                     9 Bond Street, Brooklyn, New York 11201
                     ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (718) 624-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01     Entry into a Material Definitive Agreement

On August 1, 2005, J.W. Mays, Inc. (the "Company") entered into Employment Agreements with its four highest compensated executive officers: Lloyd J. Shulman, President; Mark Greenblatt, Vice President and Treasurer; Ward N. Lyke, Jr., Vice President and Assistant Treasurer; and George Silva, Vice President. Mr. Shulman also serves as Chairman and Chief Executive Officer and Mr. Greenblatt also serves as Chief Financial Officer.

Set forth below are the material terms of each of the Employment Agreements. Please refer to the actual Employment Agreements for the terms and provisions thereof.

         1) Term of Employment: Each Employment Agreement has a three-year term and commences as of August 1, 2005 and ends as of July 31, 2008, subject to earlier termination.

         2) Minimum Annual Compensation:

                  Lloyd J. Shulman               $220,000
                  Mark Greenblatt                $165,000
                  Ward N. Lyke, Jr.              $146,000
                  George Silva                   $117.499


Each executive officer shall be entitled to increases and additional compensation as may be determined by the Board of Directors.

         3) Restrictive Covenant: Each executive officer is restricted from competing with the Company, inducing any person employed by the Company to join a competitor, or using confidential information in a manner adverse to the Company during his term of employment and for a period of 24 months following termination of his employment. The geographic scope of the restrictive covenant is a fifteen (15) mile radius of the then principal place of business of the Company.

         4) Permanent Disability: Each executive officer will continue to be paid his compensation even if he becomes permanently disabled (as such term is defined in the Employment Agreement).



Item 9.01     Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              10.1 Employment Agreement dated as of August 1, 2005 between J.W. Mays, Inc. and Lloyd J. Shulman.




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              10.2     Employment Agreement dated as of August 1, 2005 between
                       J.W. Mays, Inc. and Mark Greenblatt.

              10.3 Employment Agreement dated as of August 1, 2005 between J.W. Mays, Inc. and Ward N. Lyke, Jr.

              10.4 Employment Agreement dated as of August 1, 2005 between J.W. Mays, Inc. and George Silva.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       J.W. MAYS, INC.



Date: August 1, 2005                   By:  /s/ Mark Greenblatt
                                          -------------------------
                                            Vice President
                                            Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit
Number                  Exhibit
-------                 -------
10.1                    Employment Agreement dated as of August 1, 2005 between
                        J.W. Mays, Inc. and Lloyd J. Shulman.

10.2                    Employment Agreement dated as of August 1, 2005 between
                        J.W. Mays, Inc. and Mark Greenblatt.

10.3                    Employment Agreement dated as of August 1, 2005 between
                        J.W. Mays, Inc. and Ward N. Lyke, Jr.

10.4                    Employment Agreement dated as of August 1, 2005 between
                        J.W. Mays, Inc. and George Silva.
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